Exhibit 10.1
ELECTRONIC ARTS INC.
2019 EQUITY INCENTIVE PLAN
As Amended on May 19, 2022
As Approved by Stockholders on August 11, 2022
1.     PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Individuals whose present and potential contributions are important to the success of the Company and its Subsidiaries by offering them an opportunity to participate in the Company’s future performance through Awards. Capitalized terms not defined in the text are defined in Section 25.
2.     SHARES SUBJECT TO THIS PLAN.
2.1    Number of Shares Available for Awards. Subject to Sections 2.2, 2.3, 2.4 and 19, the aggregate number of Shares that have been reserved pursuant to this Plan is 29,500,000 Shares (including for Incentive Stock Options) plus any Shares authorized for grants or subject to Awards under the Electronic Arts Inc. 2000 Equity Incentive Plan, as amended and restated on July 28, 2016 (the “Prior Plan”) that are not issued or delivered to a Participant for any reason, including, without limitation, Shares subject to an Award that terminates, expires, or lapses for any reason, or that is settled in cash. Any Shares distributed pursuant to an Award may consist in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased in the open market.
2.2     Share Usage. Any Shares that are subject to Awards of Options or SARs or any other Award that is not a Full-Value Award shall be counted against this limit as one (1) Share for every one (1) Share granted or subject to grant for any such Award. Any Shares that are subject to a Full-Value Award (other than Options or SARs) shall be counted against this limit as 1.43 Shares for every one (1) Share granted or subject to grant for any such Award. To the extent that an Award terminates, expires, or lapses for any reason, or that is settled in cash, any Shares subject to the Award shall again be available for the grant of an Award. Any Shares that become available for the grant of Awards pursuant to this Section 2.2 shall be added back as one (1) Share if such Shares were subject to Options or SARs granted under this Plan and as 1.43 Shares if such Shares were subject to Full-Value Awards granted under this Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under this Section 2.2: (i) Shares not issued or delivered as a result of the net settlement of an outstanding Option or SAR; (ii) Shares tendered by a Participant or withheld by the Company in payment of the Exercise Price of an Option or a SAR; (iii) Shares tendered by a Participant or withheld by the Company to satisfy any Tax-Related Items withholding obligation with respect to an Award; and (iv) Shares repurchased by the Company on the open market with the proceeds of the Exercise Price from Options. The payment of Dividend Equivalent Rights, if any, in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under this Plan. Notwithstanding the provisions of this Section 2.2, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.
2.3    Substitute Awards. To the extent permitted by applicable securities law or any rule of the securities exchange on which the Shares are then listed or traded, Substitute Awards issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against Shares available for grant pursuant to this Plan. Additionally, to the extent permitted by applicable securities law or any rule of the securities exchange on which the Shares are then listed or traded, in the event that an entity acquired by (or combined with) the Company or any Subsidiary has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the Shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of ordinary shares of the entities party to such acquisition or combination) may, at the discretion of the Committee, be used for Substitute Awards under this Plan in lieu of awards under the applicable pre-existing plan of the other company and shall not reduce the Shares authorized for grant under this Plan; provided that Substitute Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Non-Employee Directors of the Company or any Subsidiary prior to such acquisition or combination.
2.4     Adjustment of Shares. In the event of any increase, decrease or change in the number or characteristic of outstanding Shares of the Company effected without receipt of consideration by the Company or by reason of a share split, reverse share split, spin-off, share or extraordinary cash dividend or other distribution, share combination or reclassification, recapitalization or merger, Change in Control, or similar event, the Committee may substitute or adjust proportionately, as the Committee in its sole discretion deems equitable, (a) the aggregate number and kind of Shares that may be issued under this Plan (including, but not limited to, adjustments of the limitations in Section 2.1); (b) the number and kind of securities subject to outstanding Awards; (c) the terms and conditions of any outstanding Awards (including, without limitation, any applicable Performance Goals or criteria with respect thereto); and (d) the Exercise Price or purchase price per Share for any outstanding Awards under this Plan, subject to any required action by the Board or the stockholders of the Company and compliance with Applicable Laws; provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring; and provided, further, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee in its sole discretion. Any adjustment affecting an Award that is subject to Section 409A of the Code shall be made consistent with the requirements of Section 409A.
3.     ELIGIBILITY AND PARTICIPATION.
3.1    Eligibility. Unless otherwise set forth in Section 5.5, each Eligible Individual shall be eligible to be granted one or more Awards.
3.2    Participation. Subject to the provisions of this Plan, the Committee, from time to time, may select from among all Eligible Individuals those to whom Awards shall be granted, and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan and the grant of an Award to an Eligible Individual shall not imply any entitlement to receive future Awards.
4.     ADMINISTRATION.
4.1     Committee Authority. This Plan will be administered by the Committee. The Committee will have the authority to:
(a)    construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
(b)     prescribe, amend and rescind rules and regulations relating to this Plan or any Award;
(c)    select Eligible Individuals to receive Awards;
(d)    determine the terms and conditions of any Award, including, without limitation, the vesting, exercisability and payment of Awards, whether the Awards are subject to any Performance Goals or Performance Factors; the effect of a Participant's leave of absence or Termination of Service on any Award, and accelerations or waivers thereof, any provisions related to recoupment of an Award or a gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;
(e)    determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards, or other property, or an Award may be cancelled, forfeited, or surrendered;
(f)    determine the number of Shares or other consideration subject to Awards;
(g)    determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Subsidiary;
(h)    establish, adopt or revise any rules and regulations, including adopting sub-plans to this Plan, for the purposes of facilitating compliance with foreign laws, easing the administration of this Plan and/or taking advantage of tax-favorable treatment for Awards granted to Participants outside the U.S., in each case as it may deem necessary or advisable;
(i)    correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;
(j)    determine whether a Performance-Based Award has been earned; and
(k)    prescribe the form of each Award Agreement, which need not be identical for each Participant and may vary for Participants within and outside of the U.S.; and
(l)    make all other determinations necessary or advisable for the administration of this Plan.
4.2    Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.
4.3    Action by the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of this Plan.
4.4     Delegation of Authority. To the extent permitted by Applicable Laws, the Committee, from time to time, may delegate to a committee of one or more members of the Board or to one or more officers of the Company the authority to (i) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan, and (ii) grant an Award under this Plan to Participants other than (a) Employees who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Non-Employee Directors) to whom authority have been delegated pursuant to the foregoing clauses (i) and (ii). Furthermore, if the authority to grant or amend Awards has been delegated to a committee pursuant and subject to the preceding sentence, such authority may be further delegated by such committee to one or more officers of the Company. For the avoidance of doubt, provided it meets the limitations of this Section 4.4, any delegation hereunder shall include the right to modify Awards as necessary to accommodate changes in Applicable Laws or regulations, including, without limitation, in jurisdictions outside the U.S. Furthermore, any delegation hereunder shall be subject to the restrictions and limitations that the Committee specifies at the time of such delegation, and the Committee may rescind at any time the authority so delegated and/or appoint a new delegatee. At all times, the delegatee appointed under this Section 4.4 shall serve in such capacity at the pleasure of the Committee.
5.     OPTIONS. The Committee is authorized to grant Options to Eligible Individuals on the following terms and conditions, and the Committee may specify such additional terms and conditions as:
5.1    Exercise Price. The exercise price per Share subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that, subject to Section 2.4 and except with respect to Substitute Awards, the per-Share exercise price for any Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant.
5.2    Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under this Plan shall not exceed ten (10) years. The Committee also shall specify the vesting conditions, if any, as it deems appropriate that must be satisfied before all or part of an Option may be exercised. The vesting conditions, if any, may be based on, among other conditions, a Participant’s continued Service, the attainment of Performance Goals, or a combination of both.
5.3    Payment. The Committee shall determine the methods by which the exercise price of an Option and any applicable withholding of Tax-Related Items may be paid, including the following methods: (i) cash or check; (ii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Committee may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date or surrender of attestation equal to the aggregate exercise price of the Shares as to which the Option is to be exercised; (iii) promissory note from a Participant to the Company or a third-party loan guaranteed by the Company (in either case, with such loan bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code or similar local tax law); (iv) through the delivery of a notice that a Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; (v) by a “net exercise” arrangement pursuant to which the number of Shares issuable upon exercise of the Option shall be reduced by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price (plus Tax-Related Items, if applicable) and any remaining balance of the aggregate exercise price (and/or applicable withholding taxes) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by Participant in cash or other form of payment approved by the Committee; (vi) other property acceptable to the Committee; or (vii) any combination of the foregoing methods of payment. The Award Agreement will specify the methods of paying the exercise price available to each Participant. The Committee also shall determine the methods by which Shares shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of this Plan to the contrary, no Participant who is a Non-Employee Director or an “executive officer” of the Company within the meaning of Item 401(b) of Regulation S-K of the Securities Act or Sections 16a-1(f) and 3b-7 of the Exchange Act shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.
5.4    Exercise of Option.
(a)    Procedure for Exercise. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (A) a notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option, and (B) full payment for the Shares with respect to which the Option is exercised (together with applicable Tax-Related Items). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and this Plan. Shares issued upon exercise of an Option shall be issued in the name of a Participant.
(b)    Termination of Service. If a Participant's Service is Terminated, including as a result of a Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the Termination Date (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). Unless otherwise provided by the Committee, if on the date of Termination of Service, a Participant is not vested as to his or her entire Option, the unvested portion of the Option shall be forfeited, and the Shares covered by the unvested portion of the Option shall revert to this Plan. If, after Termination of Service, a Participant does not exercise his or her Option within the time specified by the Committee, the Option shall terminate, and the Shares covered by such Option shall revert to this Plan.
5.5    Incentive Stock Options. Incentive Stock Options shall be granted only to Employees of the Company or any “subsidiary corporation,” as defined in Section 424(f) of the Code and any applicable U.S. Department of Treasury regulations promulgated thereunder, of the Company, and the terms of any Incentive Stock Options, in addition to the requirements of Sections 5.1 through 5.4 must comply with the provisions of this Section 5.5.
(a)    Expiration. Subject to Section 5.5(c) an Incentive Stock Option shall expire and may not be exercised to any extent by anyone after the first to occur of the following events:
(i)    Ten (10) years from the date of grant, unless an earlier time is set in the Award Agreement;

(ii)    Three (3) months after a Participant's Termination Date on account of any reason other than death or Disability (within the meaning of Section 22(e)(3) of the Code); and
(iii)    One (1) year after the date of a Participant’s Termination of Service on account of death or Disability (within the meaning of Section 22(e)(3) of the Code).
(b)    Dollar Limitation. The aggregate Fair Market Value of all Shares underlying an Incentive Stock Option may not exceed US$100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision at the time the Incentive Stock Option is first exercisable by a Participant in any given calendar year. The US$100,000 limit is determined based on the aggregate Fair Market Value of the Option on the date the Incentive Stock Option is granted, not at the time the Option is exercisable by a Participant. If the Incentive Stock Option is first exercisable by a Participant in excess of such limitation, the excess shall be considered a Non-Qualified Stock Option.
(c)    Ten Percent Owners. An Incentive Stock Option may be granted to any individual who, at the date of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Shares of the Company only if such Incentive Stock Option is granted with an Exercise Price that is not less than 110% of Fair Market Value on the date of grant and the Incentive Stock Option is exercisable for no more than five (5) years from the date of grant.
(d)    Notice of Disposition. A Participant shall give the Company prompt notice of any disposition of Shares acquired by exercise of an Incentive Stock Option within (i) two (2) years from the date of grant of such Incentive Stock Option or (ii) one (1) year after the transfer of such Shares to the Participant.
(e)    Right to Exercise. During a Participant’s lifetime, only the Participant may exercise an Incentive Stock Option.
(f)    Failure to Meet Requirements. Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.
5.6    Substitution of SARs. The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have the right to substitute a SAR for such Option at any time prior to or upon exercise of such Option; provided, that such substitution complies with Section 2 of this Plan and that the SAR shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable.
6.     RESTRICTED STOCK. The Committee is authorized to grant Restricted Stock to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock and subject to execution of the Award Agreement, a Participant shall become a stockholder of the Company with respect to all Shares subject to the Restricted Stock and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive dividends and other distributions made with respect to such Shares.
6.1    Purchase Price. At the time of the grant of Restricted Stock, the Committee shall determine the price, if any, to be paid by a Participant for each Share subject to the Restricted Stock.
6.2    Issuance, Vesting and Restrictions. The Committee shall determine the vesting or other conditions, if any, and such other restrictions on transferability and other restrictions to which Restricted Stock may or may not be subject (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends and other distributions on the Restricted Stock), subject to the provisions of Section 18.3. The vesting conditions may be based on, among other vesting conditions, a Participant’s continued Service, the attainment of Performance Goals, or a combination of both.
6.3    Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon Termination of Service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may (a) provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of Termination of Service resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.
6.4    Legend. Restricted Stock granted pursuant to this Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are issued in the name of a Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.
7.     RESTRICTED STOCK UNITS. The Committee is authorized to grant Restricted Stock Units to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee.
7.1    Vesting Conditions. A Participant receiving a Restricted Stock Unit Award shall not possess the rights of a stockholder of the Company with respect to the Shares subject to such grant until the Award is settled and the Shares have been issued to a Participant. The Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. The vesting conditions may be based on, among other vesting conditions, a Participant’s continued Service, the attainment of Performance Goals, or a combination of both.
7.2    Purchase Price. At the time of the grant of Restricted Stock Units, the Committee shall determine the price, if any, to be paid by a Participant for each Share subject to the Restricted Stock Units.
7.3    Form and Time of Settlement. The Committee shall specify the settlement date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date, or it may be deferred to any later date, subject to compliance with Section 409A of the Code in the case of Restricted Stock Units granted to a U.S. taxpayer, as applicable. On the settlement date, subject to satisfaction of applicable Tax-Related Items withholding (as further set forth in Section 13), the Company shall issue or transfer to a Participant one Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. Alternatively, settlement of a Restricted Stock Unit may be made in cash (in an amount reflecting the Fair Market Value of Shares that would have been issued) or any combination of cash and Shares, as determined by the Committee, in its sole discretion, in either case less applicable withholding of Tax-Related Items (as further set forth in Section 13). Until a Restricted Stock Unit is settled, the number of Restricted Stock Units shall be subject to adjustment pursuant to Section 2.4.
7.4    General Creditors. A Participant who has been granted Restricted Stock Units shall have no rights other than those of a general unsecured creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement evidencing the grant of the Restricted Stock Units.
8.     STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights, or SARs, to Eligible Individuals on the following terms and conditions and such additional terms and conditions as may be specified by the Committee:
8.1    Exercise Price. The Exercise Price per Share subject to a SAR shall be determined by the Committee and set forth in the Award Agreement but shall be no less than 100% of the Fair Market Value per Share as of the date of grant.
8.2    Time and Conditions of Exercise. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part; provided that the term of any SAR granted under this Plan shall not exceed ten years. The Committee shall also determine the Performance Goals or other conditions, if any, that must be satisfied before all or part of a SAR may be exercised. The vesting conditions may be based on, among other vesting conditions, a Participant’s continued Service, the attainment of Performance Goals, or a combination of both.
8.3    Payment and Limitations on Exercise. A SAR shall entitle a Participant (or other person entitled to exercise the SAR pursuant to this Plan) to exercise all or a specified portion of the SAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Shares on the date the SAR is exercised over (B) the Exercise Price of the SAR and (ii) the number of Shares with respect to which the SAR is exercised, less applicable withholding of Tax-Related Items (as further set forth in Section 13), subject to any limitations the Committee may impose. Payment of the amounts determined under this Section shall be in cash, in Shares (based on the Fair Market Value of the Shares as of the date the SAR is exercised) or a combination of both, as determined by the Committee and set forth in the Award Agreement.
9.     OTHER SHARE-BASED AWARDS. Subject to limitations under Applicable Laws, the Committee is authorized under this Plan to grant Awards (other than Options, Restricted Stock, Restricted Stock Units and SARs) to Eligible Individuals subject to the terms and conditions set forth in this Section 9 and such other terms and conditions as may be specified by the Committee that are not inconsistent with the provisions of this Plan and that, by their terms, involve or might involve the issuance of, consist of, or are denominated in, payable in, valued in whole or in part by reference to, or otherwise relate to, Shares. The Committee may also grant Shares as a bonus, or may grant other Awards in lieu of obligations of the Company or a Subsidiary to pay cash or other property under this Plan or other plans or compensatory arrangements. The terms and conditions applicable to such other Awards shall be determined from time to time by the Committee and set forth in an applicable Award Agreement. The Committee may establish one or more separate programs under this Plan for the purpose of issuing particular forms of Awards to one or more classes of Participants on such terms and conditions as determined by the Committee from time to time.
    9.1    Exercise Price. The Committee may establish the exercise price, if any, of any Other Share-Based Award granted pursuant to this Section 9; provided that such exercise price shall not be less than the Fair Market Value of a Share on the date of grant for an Award that is intended to be exempt from Section 409A of the Code.
    9.2    Form of Payment. Payments with respect to any Awards granted under Section 9 shall be made in cash or cash equivalent, in Shares or any combination of the foregoing, as determined by the Committee.
    9.3    Vesting Conditions. The Committee shall specify the date or dates on which the Awards granted pursuant to this Section shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. The vesting conditions may be based on, among other vesting conditions, a Participant’s continued Service, the attainment of Performance Goals, or a combination of both.

    9.4    Term. Except as otherwise provided herein, the Committee shall set, in its discretion, the term of any Award granted pursuant to this Section; provided that the term of any Award granted pursuant to this Section shall not exceed ten (10) years.
10.    GRANTS TO NON-EMPLOYEE DIRECTORS.
10.1    Types of Awards and Shares. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except Incentive Stock Options. Awards pursuant to this Section 10 may be automatically made pursuant to policy adopted by the Board or the Committee, or made from time to time as determined in the discretion of the Board or the Committee.
10.2     Eligibility. Awards pursuant to this Section 10 shall be granted only to Non-Employee Directors. A Non-Employee Director who is appointed, elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 10.
10.3     Vesting, Exercisability and Settlement.
(a)     Except as set forth in Section 10.3(b), Awards shall vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors shall not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.
(b)     Notwithstanding any provision to the contrary, in the event of a corporate transaction described in Section 19.1, the vesting of all Awards granted to Non-Employee Directors pursuant to this Section 10 will accelerate and such Awards will become exercisable (to the extent applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and must be exercised, if at all, within three months of the consummation of said event, or such earlier date as may be set forth in the agreement governing the transaction to the extent the Awards are not assumed by the successor corporation. Any Awards not exercised within such three-month period (or, if applicable, such other period specified in the agreement governing the transaction) shall expire.
10.4     Shares in Lieu of Cash Compensation. Each Non-Employee Director may elect to reduce all or part of the cash compensation otherwise payable for services to be rendered by him or her as a director (including the annual retainer and any fees payable for serving on the Board or a Committee of the Board) and to receive in lieu thereof Shares, provided such election complies with Section 409A of the Code. On such election, the cash compensation otherwise payable will be increased by 10% for purposes of determining the number of Shares to be credited to such Non-Employee Director. If a Non-Employee Director so elects to receive Shares in lieu of cash, there shall be credited to such Non-Employee Director a number of Shares equal to the amount of the cash compensation so reduced (increased by 10% as described in the preceding sentence) divided by the Fair Market Value on the day in which the compensation would have been paid in the absence of such election, rounded down to the next whole Share.
10.5     Maximum Awards. No Non-Employee Director may be granted, in any fiscal year of the Company, Awards with a grant date fair value of more than US$1,200,000 in aggregate whereby (1) Shares in lieu of cash compensation may not have a grant date fair value in excess of US$600,000; and (2) a service Award may not have a grant date fair value in excess of US$600,000. Grant date fair value is determined as of the grant date of the Award or Shares in lieu of cash compensation in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto).
11.    FORFEITURE OR CLAWBACK OF AWARDS. Notwithstanding anything to the contrary contained herein, and in accordance with Applicable Laws, an Award Agreement may provide that the Award shall be forfeited or canceled if a Participant engages in activity that is in conflict with or adverse to the interest of the Company or its Subsidiaries (including conduct contributing to financial restatements, material noncompliance in the financial reporting requirements or similar financial or accounting irregularities), as determined by the Committee in its sole discretion. Subject to Applicable Laws, the Committee may provide in an Award Agreement that if within the time period specified in the Award Agreement a Participant engages in an activity referred to in the preceding sentence, a Participant will forfeit any gain realized with respect to the Award and must repay such gain to the Company. Notwithstanding this Section 11, any Award Agreement evidencing Awards to an Eligible Individual shall provide for repayment on forfeiture as may be required to comply with the requirement of any applicable securities law, including any securities exchange on which the Shares are listed or traded, as may be in effect from time to time.
12.    FOREIGN AWARDS AND RIGHTS. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in countries and other jurisdictions in which the Company and its Subsidiaries have Eligible Individuals, the Committee, in its sole discretion, shall have the power and authority to (i) modify the terms and conditions of any Award granted to Eligible Individuals to comply with Applicable Laws of jurisdictions where Eligible Individuals reside without seeking the consent of the affected Eligible Individuals; (ii) establish sub-plans and determine the Exercise Price, exercise procedures and other terms and procedures and rules, to the extent such actions may be necessary or advisable, including adoption of rules, procedures or sub-plans applicable to particular Subsidiaries or Participants residing in particular locations; provided, however, that no such sub-plans and/or modifications shall increase the share limits contained in Section 2 or otherwise require stockholder approval; and (iii) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on eligibility to receive an Award under this Plan or on Termination of Service, available methods of exercise or settlement of an Award, payment of Tax-Related Items, the shifting of employer tax liability to a Participant, the withholding procedures and handling of any Share certificates or other indicia of ownership which may vary with local requirements. The Committee may also adopt sub-plans to this Plan intended to allow the Company to grant tax-qualified Awards in a particular jurisdiction and, as part of such sub-plan, may restrict the sale of Shares and/or modify the Change in Control and adjustments provisions of this Plan to the extent necessary to comply with the tax requirements of the jurisdiction. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Securities Act, Exchange Act, the Code, or any securities law.
13.     WITHHOLDING TAXES. The Company and its Subsidiaries each shall have the authority and right to deduct or withhold or require a Participant to remit to the Company or any Subsidiary, an amount sufficient to satisfy Tax-Related Items with respect to any taxable event concerning a Participant arising as a result of this Plan or to take such other action as may be necessary in the opinion of the Company or a Subsidiary, as appropriate, to satisfy withholding obligations for the payment of Tax-Related Items, including but not limited to (i) withholding from a Participant’s wages or other cash compensation; (ii) withholding from the proceeds for the sale of Shares underlying the Award either through a voluntary sale or a mandatory sale arranged by the Company on a Participant’s behalf; or (iii) in the Committee’s sole discretion and in satisfaction of the foregoing requirement, by withholding Shares otherwise issuable under an Award (or allow the return of Shares). No Shares shall be delivered hereunder to any Participant or other person until a Participant or such other person has made arrangements acceptable to the Company for the satisfaction of the Tax-Related Items withholdings obligations with respect to any taxable event concerning a Participant or such other person arising as a result of this Plan.
14.     PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to a Participant. After Shares are issued to a Participant, a Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive any dividends or other distributions made or paid with respect to such Shares; provided, however, that if such Shares are Restricted Stock, then any new, additional or different securities a Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock.
15.     EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards; provided, however, that no such exchange program may, without the approval of the Company’s stockholders, allow for the cancellation of an outstanding Option or SAR followed by its replacement with a new Option or SAR having a lower Exercise Price. The Committee may, subject to approval by the Company’s stockholders, at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and a Participant may agree.
16.     SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. The obligation of the Company to make payment of Awards in Shares or otherwise shall be subject to all Applicable Laws, and to such approvals by government agencies, including government agencies in jurisdictions outside of the U.S., in each case as may be required or as the Company deems necessary or advisable. Without limiting the foregoing, the Company shall have no obligation to issue or deliver evidence of title for Shares subject to Awards granted hereunder prior to: (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and (ii) completion of any registration or other qualification with respect to the Shares under any Applicable Laws in the U.S. or in a jurisdiction outside of the U.S. or ruling of any governmental body that the Company determines to be necessary or advisable or at a time when any such registration or qualification is not current, has been suspended or otherwise has ceased to be effective. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained and shall constitute circumstances in which the Committee may determine to amend or cancel Awards pertaining to such Shares, with or without consideration to the affected Participant. The Company shall be under no obligation to register, pursuant to the Securities Act or otherwise, any offering of Shares issuable under this Plan. If, in certain circumstances, the Shares paid pursuant to this Plan may be exempt from registration pursuant to the Securities Act, the Company may restrict the transfer of such Shares in such manner as it deems advisable to ensure the availability of any such exemption.
17.     TRANSFERABILITY. No right or interest of a Participant in any Award, including Incentive Stock Options, may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by a Participant other than by will or by the laws of descent and distribution, and any such purported sale, assignment, transfer, pledge, hypothecation or other disposition shall be void and unenforceable against the Company.  Further, during a Participant’s lifetime, Incentive Stock Options, Non-Qualified Stock Options and/or SARs granted to a Participant shall be exercisable only by the applicable Participant, except, with respect to Non-Qualified Stock Options and SARs, as otherwise determined by the Committee. Notwithstanding the foregoing, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the affected Participant’s rights and receive any property distributable with respect to an Award upon a Participant’s death.
18.    PROVISIONS APPLICABLE TO AWARDS
    18.1    Stand-Alone and Tandem Awards. Awards granted pursuant to this Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to this Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.
    18.2    Award Agreement. Awards under this Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award, not inconsistent with this Plan, which may include, without limitation, the term of an

Award, the provisions applicable in the event a Participant’s Service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.
    18.3    Dividend Equivalent Rights; Dividends. Any Participant selected by the Committee may be granted Dividend Equivalent Rights based on the dividends, if any, declared on the Shares that are subject to any Restricted Stock Unit or an Other Share-Based Award that is a Full Value Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is vests or is settled, as determined by the Committee and set forth in the applicable Award Agreement. Such Dividend Equivalent Rights shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee. To the extent Shares subject to an Award (other than Restricted Stock) are subject to vesting conditions, any Dividend Equivalent Rights relating to such Shares shall either (i) not be paid or credited or (ii) be accumulated and subject to restrictions and risk of forfeiture to the same extent as the underlying Award with respect to which such cash, stock or other property has been distributed. For Shares of Restricted Stock that are subject to vesting, dividends shall be accumulated and subject to any restrictions and risk of forfeiture to which the underlying Restricted Stock is subject.
    18.4    Stock Certificates; Book Entry Procedures. Any certificates evidencing Shares delivered pursuant to this Plan are subject to any restrictions as the Committee deems necessary or advisable to comply with Applicable Laws, including the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted, or traded. The Committee may place legends on any certificate evidencing Shares to reference restrictions applicable to the Shares. Notwithstanding any other provision of this Plan, unless otherwise determined by the Committee or required by Applicable Laws, rules or regulations, the Company shall not deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).
    18.5    Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website, intranet or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.
    18.6    No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any parent or Subsidiary of the Company or limit in any way the right of the Company or any Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.
    18.7    Non-exclusivity of this Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of Options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
19.     CHANGE IN CONTROL.
19.1    Assumption or Replacement of Awards. In the event of a Change in Control, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by Participants, substantially similar shares or other property. The portion of any Incentive Stock Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Stock Option only to the extent the applicable US$100,000 limitation is not exceeded. To the extent such U.S. dollar limitation is exceeded, the accelerated portion of such Option shall be exercisable as a Non-Qualified Option.
19.2    Treatment of Awards That are not Assumed or Replaced. Notwithstanding anything contrary in this Plan or the Electronic Arts Inc. Amended and Restated Change in Control Severance Plan, and provided that any applicable Award Agreement does not expressly preclude the following from applying, if a Change in Control occurs and Awards that vest solely on a Participant’s continued Service are not converted, assumed, substituted or replaced by a successor or survivor corporation, or a parent or subsidiary thereof, then immediately prior to the Change in Control the Awards shall become fully vested and/or exercisable and all forfeiture restrictions on such Awards shall lapse and, immediately following the consummation of such Change in Control, all such Awards, including any un-exercised Awards shall terminate and cease to be outstanding. Performance-Based Awards shall be subject to the provisions of the Award Agreement governing the impact of a Change in Control, provided that any such provisions in the Award Agreement are consistent with the terms of this Plan.
19.3    Termination of Service. Where Awards are assumed or continued after a Change in Control, the Committee may further provide that the vesting of one or more Awards will automatically accelerate upon a Participant's involuntary Termination of Service within a designated period following the effective date of such Change in Control. Any such Award shall accordingly, upon a Participant's involuntary Termination of Service in connection with a Change in Control, become fully vested and/or exercisable and all forfeiture restrictions on such Award shall lapse.
19.4     Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 19 or under an employment agreement or other compensation arrangement of the Company, in the event of the occurrence of any transaction described in Section 19.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.
20.    EFFECTIVE AND EXPIRATION DATE.
    20.1    Plan Effective Date. This Plan was approved by the Board on May 16, 2019 and became effective on August 8, 2019 (the “Effective Date”). This Plan was amended by the Board on May 19, 2022, and the amended Plan became effective on August 11, 2022, the date it was approved by stockholders of the Company.
    20.2    Expiration Date. This Plan will continue in effect until the earlier of the twentieth anniversary of the Effective Date or the date this Plan is terminated by the Board or the Committee, except that no Incentive Stock Options may be granted under this Plan after the tenth (10th) anniversary of the last date on which the stockholders of the Company approved the Plan. Any Awards that are outstanding on the date this Plan terminates shall remain in force according to the terms of this Plan and the applicable Award Agreement.
21.     GOVERNING LAW. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of laws.
22.     AMENDMENT OR TERMINATION OF PLAN. The Committee shall have the authority to amend or modify the terms and conditions of, or suspend or cancel any outstanding Award consistent with this Plan. The Board or Committee may amend, suspend or terminate this Plan at any time; provided, however, that the Board or the Committee shall not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval under the NASDAQ National Market or other securities exchange listing requirements then applicable to the Company including, other than pursuant to Section 16, (i) increasing the benefits accrued to Participants, (ii) increasing the number of Shares which may be issued under this Plan, (iii) modifying the requirements for participation in this Plan to allow additional individuals to participate, or (iv) except in connection with an adjustment or Change in Control as set forth in Sections 2 or 19, amending an Option or SAR to reduce the Exercise Price to below the Fair Market Value of the Shares on the original date of grant or canceling, substituting, exchanging, replacing, buying out or surrendering Options or SARs at a time when the Fair Market Value of the Shares is less than the Exercise Price of such Option or SARs in exchange for cash, or the grant of other Awards or for Options or SARs with an Exercise Price below the Fair Market Value of the Shares on the original date of grant.
23.    COMPLIANCE WITH SECTION 409A OF THE CODE FOR U.S. TAXPAYERS. This Plan and all Awards made hereunder shall be interpreted, construed and operated to reflect the intent of the Company that all aspects of this Plan and the Awards shall be interpreted either to be exempt from the provisions of Section 409A of the Code or, to the extent subject to Section 409A of the Code, comply with Section 409A of the Code and any regulations and other guidance thereunder. This Plan may be amended at any time, without the consent of any party, to avoid the application of Section 409A of the Code in a particular circumstance or that is necessary or desirable to satisfy any of the requirements under Section 409A of the Code, but the Company shall not be under any obligation to make any such amendment. Anything in this Plan to the contrary notwithstanding, if an Award constitutes an item of deferred compensation under Section 409A of the Code and becomes payable by reason of a Participant’s Termination of Service, it shall not be made to a Participant unless a Participant’s Termination of Service constitutes a “separation from service” (within the meaning of Section 409A of the Code and any the regulations or other guidance thereunder). In addition, no such payment or distribution shall be made to a Participant prior to the earlier of (a) the expiration of the six-month period measured from the date of a Participant’s separation from service or (b) the date of a Participant’s death, if a Participant is deemed at the time of such separation from service to be a “specified employee” (within the meaning of Section 409A of the Code and any the regulations or other guidance thereunder) and to the extent such delayed commencement is otherwise required in order to avoid a prohibited distribution under Section 409A of the Code and any the regulations or other guidance thereunder. Except as provided in an Award Agreement, all payments which had been delayed pursuant to the immediately preceding sentence shall be paid to a Participant in a lump sum upon expiration of such six-month period (or, if earlier, upon a Participant’s death).
24.    SEVERABILITY. If any provision of this Plan or the application of any provision hereof to any person or circumstance is held to be invalid or unenforceable, the remainder of this Plan and the application of such provision to any other person or circumstance shall not be affected, and the provisions so held to be unenforceable shall be reformed to the extent (and only to the extent) necessary to make it enforceable and valid.
25.     DEFINITIONS. Wherever the following terms are used in this Plan, they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.
    “Applicable Laws” means requirements relating to the administration of equity-based and cash-based awards, as applicable, and the related issuance of Shares under U.S. state corporate laws, U.S. federal and state and non-U.S. securities laws, the Code, any securities exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under this Plan.
“Award” means an Option, Restricted Stock Unit, Restricted Stock, a Stock Appreciation Right, or an Other Share-Based Award granted to a Participant pursuant to this Plan.
“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and a Participant setting forth the terms and conditions of the Award.
“Board” means the Board of Directors of the Company.

“Change in Control” shall be deemed to have occurred if the event set forth in any one of the following subsections shall have occurred:
(i)    Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of (A) the then outstanding common stock of the Company or (B) the total voting power represented by the Company’s then outstanding voting securities; or
(ii)    The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, which would result in the common stock or voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the outstanding shares or common stock or total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such sale or disposition; or
(iii)    The consummation of a merger or consolidation of the Company or any direct or indirect subsidiary of the Company by virtue of the closing or effective date of such merger or consolidation with any other corporation, other than a merger or consolidation which would result in the common stock or voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the outstanding shares or common stock or total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or
(iv)    A change in the composition of the Board during any twelve-month period, as a result of which less than a majority of the Directors are Incumbent Directors. “Incumbent Directors” shall mean Directors who either (A) are Directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those Directors whose election or nomination was not in connection with any transaction described in subsections (i), (ii) or (iii) or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.
(v)    For the avoidance of doubt, a transaction shall not constitute a Change in Control (i) if effected for the purpose of changing the place of incorporation or form of organization of the ultimate parent entity of the Company (including where the Company is succeeded by an issuer incorporated under the laws of another state, country or foreign government for such purpose and whether or not the Company remains in existence following such transaction) and (ii) where all or substantially all of the person(s) who are the beneficial owners of the outstanding voting securities of the Company immediately prior to such transaction will beneficially own, directly or indirectly, all or substantially all of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors of the ultimate parent entity resulting from such transaction in substantially the same proportions as their ownership, immediately prior to such transaction, of such outstanding securities of the Company.
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Committee” means the Compensation Committee of the Board or such other committee comprised of Directors (or if no such committee is appointed, the Board, provided that a majority of the Board members are "independent directors" for the purpose of the rules and regulations of the Nasdaq Stock Market or such other principal securities exchange or market on which the Shares are then listed or traded).
“Common Stock” means the common stock of the Company, par value US$0.01 per Share.
“Company” means Electronic Arts Inc. or any successor corporation.
“Consultant” means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company or any Subsidiary; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person.
“Director” means a member of the Board.
“Disability” means, unless otherwise provided in an Award Agreement, that a Participant would qualify to receive benefit payments under the long-term disability plan or policy, as it may be amended from time to time, of the Company or the Subsidiary to which a Participant provides Service regardless of whether a Participant is covered by such policy. If the Company or the Subsidiary to which a Participant provides Service does not have a long-term disability policy, “Disability” means that a Participant is unable to carry out the responsibilities and functions of the position held by a Participant by reason of any medically determined physical or mental impairment for a period of not less than ninety (90) consecutive days. A Participant shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Committee in its discretion. Notwithstanding the foregoing, (a) for purposes of Incentive Stock Options granted under this Plan, “Disability” means that a Participant is disabled within the meaning of Section 22(e)(3) of the Code, and (b) with respect to an Award that is subject to Section 409A of the Code where the payment or settlement of the Award will accelerate as a result of a Participant’s Disability, solely for purposes of determining the timing of payment, no such event will constitute a Disability for purposes of this Plan or any Award Agreement unless such event also constitutes a “disability” as defined under Section 409A of the Code.
“Dividend Equivalent Right” means a right to receive, in such form and on such terms as the Committee may determine, the equivalent value of a dividend or distribution paid by the Company, if any, on one of its Shares (in cash or in Shares), that would be payable on the number of Shares subject to a Full-Value Award.

“Eligible Individual” means any natural person who is an Employee, Consultant or a Director, as determined by the Committee.
“Employee” means an individual, including an officer or Director, who is treated as an employee in the personnel records of the Company or a Subsidiary and providing Service to the Company or the Subsidiary. Neither services as a Director nor payment of a director’s fee by the Company or a Subsidiary shall be sufficient to constitute “employment” by the Company or a Subsidiary.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
“Exercise Price” means the price at which a holder of an Option or a SAR, as the case may be, may purchase the Shares issuable upon exercise of such Option or SAR.
“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:
(a)if such Common Stock is then quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported on the Nasdaq website;
(b)if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;
(c)if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal; or
(d)if none of the foregoing is applicable, by the Committee in good faith.
Notwithstanding the foregoing, for income tax reporting purposes under U.S. federal, state, local or non-U.S. law and for such other purposes as the Committee deems appropriate, including, without limitation, where Fair Market Value is used in reference to exercise, vesting, settlement or payout of an Award, the Fair Market Value shall be determined by the Company in accordance with uniform and nondiscriminatory standards adopted by it from time to time.
“Full-Value Award” means any Award other than an (i) Option, (ii) SAR or (iii) other Award for which a Participant pays (or the value or amount payable under the Award is reduced by) an amount equal to or exceeding the Fair Market Value of the Shares, determined as of the date of grant.
“Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.
“Option” means an award of an option to purchase Shares at a specified Exercise Price pursuant to Section 5.
“Other Share-Based Award” shall mean an Award granted pursuant to Section 9.
“Non-Employee Director” means a member of the Board who is not an Employee.
“Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option or that fails to so qualify.
“Participant” means an Eligible Individual who receives an Award under this Plan.
“Performance-Based Award” means an Award that is subject, in whole or in part, to Performance Goals.
“Performance Factors” means any of the factors selected by the Committee in its sole discretion and specified in an Award Agreement, and may include the following measures, or any other measures the Committee may deem appropriate, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the Performance Goals established by the Committee with respect to applicable Awards have been satisfied:
(a)Profit Before Tax;
(b)Revenue (on an absolute basis or adjusted for currency effects);
(c)Net revenue;
(d)Earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings);
(e)Operating income;
(f)Operating margin;
(g)Operating profit;
(h)Controllable operating profit, or net operating profit;
(i)Net Profit;
(j)Gross margin;
(k)Operating expenses or operating expenses as a percentage of revenue;
(l)Net income;
(m)Earnings per share;
(n)Total stockholder return;
(o)Market share;
(p)Return on assets or net assets;
(q)The Company’s stock price
(r)Growth in stockholder value relative to a pre-determined index;
(s)Return on equity;

(t)Return on invested capital;
(u)Cash Flow (including free cash flow or operating cash flows);
(v)Cash conversion cycle;
(w)Economic value added;
(x)Individual confidential business objectives;
(y)Contract awards or backlog;
(z)Overhead or other expense reduction;
(aa)Credit rating;
(ab)Strategic plan development and implementation;
(ac)Succession plan development and implementation;
(ad)Improvement in workforce diversity;
(ae)Customer indicators;
(af)New product invention or innovation
(ag)Attainment of research and development milestones;
(ah)Improvements in productivity;
(ai)Attainment of objective operating goals and employee metrics;
(aj)Criteria relating to human capital management.
The Committee may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more adjustments to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant. It is within the sole discretion of the Committee to make or not make any such adjustments.
“Performance Goals” means, for a Performance Period, the performance goals established in writing by the Committee for the Performance Period based upon the Performance Factors that the Committee, in its sole discretion, selects. The Committee, in its sole discretion, may provide that one or more adjustments shall be made to one or more of the Performance Goals.
“Performance Period” means the period of service determined by the Committee, which shall be no less than one calendar quarter nor more than five years (unless tied to a specific and objective milestone or event), during which time of service or performance is to be measured for Awards.
“Plan” means this Electronic Arts Inc. 2019 Equity Incentive Plan, as amended from time to time.
“Restricted Stock” means an award of Shares that are subject to restrictions pursuant to Section 6.
“Restricted Stock Unit” means an award of the right to receive, in cash or Shares, the value of a Share pursuant to Section 7.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the U.S. Securities Act of 1933, as amended.
“Service” means service as an Employee, Consultant or Non-Employee Director. Except as otherwise determined by the Committee in its sole discretion, a Participant’s Service terminates when a Participant ceases to provide services to the Company or a Subsidiary. The Committee shall determine which leaves shall count toward Service and when Service terminates for all purposes under this Plan; provided, that an Employee will not be deemed to have ceased to provide services in the case of a leave of absence pursuant to Applicable Laws or pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. Further, unless otherwise determined by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which a Participant provides Service to the Company or a Subsidiary, or a transfer between entities, provided that there is no interruption or other Termination of Service in connection with a Participant’s change in capacity or transfer between entities (except as may be required to effect the change in capacity or transfer between entities). For purposes of determining whether an Option is entitled to Incentive Stock Option status, an Employee’s Service shall be treated as terminated ninety (90) days after such Employee goes on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract.
“Shares” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 19, and any successor security.
“Stock Appreciation Right” or “SAR” means an Award, granted alone or in tandem with a related Option that pursuant to Section 8 is designated as a SAR.
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
“Substitute Award” means an Award or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
“Tax-Related Items” means any U.S. federal, state, and/or local taxes and any taxes imposed by a jurisdiction outside of the U.S. (including, without limitation, income tax, social insurance and similar contributions, payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax and any other taxes related to participation in this Plan and legally applicable to a Participant, including any employer liability for which a Participant is liable pursuant to Applicable Laws or the applicable Award Agreement).
“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that a Participant has for any reason ceased to provide Services as an Employee, Consultant or Director. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the Award Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which a Participant ceased to provide services (the “Termination Date”).